SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Corporate & Income Strategy Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 8, 2019

PIMCO CORPORATE & INCOME STRATEGY FUND

1633 Broadway

New York, New York 10019

To the Preferred Shareholders of PIMCO Corporate & Income Strategy Fund (“PCN” or the “Fund”) (“Preferred Shareholders”):

Notice is hereby given that a Special Meeting of Preferred Shareholders of the Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Friday, February 8, 2019, with the Meeting to be held at 10:00 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.

To re-elect Hans Kertess as a Class I Trustee of the Fund, to be re-elected by the Preferred Shareholders, voting as a separate class, and to hold office for the term indicated and until his successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees has fixed the close of business on January 7, 2019 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By order of the Board of Trustees of the Fund

Wu-Kwan Kit
Secretary

New York, New York

January 8, 2019

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO CORPORATE & INCOME STRATEGY FUND (“PCN” or the “Fund”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON FEBRUARY 8, 2019

This Proxy Statement and the Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2018 are also available at pimco.com/closedendfunds.

PROXY STATEMENT

January 8, 2018

FOR THE SPECIAL MEETING OF PREFERRED SHAREHOLDERS

TO BE HELD ON FEBRUARY 8, 2019

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of the holders of auction rate preferred shares (the “Preferred Shares”) of the Fund (the “Preferred Shareholders”) of proxies to be voted at the Special Meeting of Preferred Shareholders of the Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this Proxy Statement to refer to the Special Meeting of Preferred Shareholders of the Fund. The Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Friday, February 8, 2019, at 10:00 A.M Eastern Time.

The Notice of Special Meeting of Preferred Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Preferred Shareholders on or about January 9, 2019.

The Meeting is scheduled as a special meeting of the Preferred Shareholders. The Preferred Shareholders of the Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Preferred Shareholders.

The Board has fixed the close of business on January 7, 2019 as the record date (the “Record Date”) for the determination of Preferred Shareholders of the Fund entitled to notice of, and to vote at, the Meeting. The Preferred Shareholders on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Preferred Shareholders, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of Preferred Shares issued and outstanding of the Fund at the close of business on the Record Date:

Outstanding Preferred Shares
PCN	2,221

The common shares of the Fund and the Preferred Shares are the only classes of shares currently authorized by the Fund.

At the Meeting, the re-election of one Trustee (the “Preferred Shares Trustee”) will be voted on exclusively by the Preferred Shareholders of the Fund voting as a separate class.

At the Meeting, the Preferred Shareholders of the Fund, voting as a separate class, have the right to vote on the re-election of Hans W. Kertess as a Trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (an “Independent Trustee”).

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of the Trustee listed in the attached Notice, your proxy will be voted in favor of the re-election of the nominee. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-(866)-416-0577 for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Fund are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of the Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for the Fund will be borne by PIMCO. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO.

Unless the Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or by calling 1-(866)-416-0577 on any business day.

As of the Record Date, the Trustees, nominee and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Shares. To the knowledge of the Fund, the following entities beneficially owned more than five percent (5%) of a class of shares of the Fund:

Beneficial Owner	Percentage of Ownership of Class
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	21.39% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	18.78% of Preferred Shares

PROPOSAL: ELECTION OF TRUSTEE

In accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), the Trustees have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The Nominating Committee and the Board of the Fund recommend that the Preferred Shareholders of the Fund re-elect the nominee listed herein as a Class I Trustee.

The term of office of the Class I Trustees will expire at the annual meeting of shareholders of the Fund held during the 2020-2021 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2020 to July 31, 2021); the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2018 through July 31, 2019); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2019 through July 31, 2020). Currently, Hans W. Kertess is a Class I Trustee. He was most recently elected by Common and Preferred Shareholders of the Fund, voting together as a single class, at the annual meeting of shareholders held on April 27, 2018. However, Mr. Kertess was previously elected by Preferred Shareholders voting as a separate class and should have been presented for re-election as such at the April 27, 2018 annual meeting. Accordingly, the Nominating Committee has recommended to the Board that Mr. Kertess be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting. Consistent with the Fund’s Declaration, if re-elected, Mr. Kertess shall hold office for a term coinciding with the Class of Trustees to which he has been designated. Therefore, if re-elected at the Meeting, Mr. Kertess will serve a term consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders held during the 2020-2021 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2020 through July 31, 2021). Mr. Kertess, or any duly nominated and elected successor, is expected to be nominated for election/re-election as a Preferred Shares Trustee of the Fund at the Fund’s annual meeting of Shareholders held during the 2020-2021 fiscal year.

Mr. Kertess is, and will remain, if re-elected, a “Continuing Trustee,” as such term is defined in the Declaration of the Fund, having either served as Trustee since the inception of the Fund or for thirty-six months, or having been nominated by at least a majority of the Continuing Trustees then members of the Board. Pursuant to the Fund’s Declaration, certain corporate actions and/or transactions involving the Fund outside of the ordinary course of business (including, among others, mergers, consolidations, significant dispositions of Fund assets, any shareholder proposals as to specific investment decisions and the conversion of the Fund to an open-end fund) would require the approval of 75% of the Fund’s outstanding shares, unless approved by both a majority of the Board of Trustees and 75% of the Continuing Trustees (in which case shareholders have only the voting rights required by the 1940 Act with respect to such transaction or corporate action, if any).

The following table summarizes the nominee who will stand for re-election at the Meeting, the Class of Trustees to which he has been designated and the expiration of his term if re-elected:

Trustee/Nominee	Class	Expiration of Term if Re-elected*
Hans W. Kertess	Class I	Annual Meeting held during the 2020-2021 fiscal year

*

A Trustee elected or re-elected at an annual meeting or special meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for the Fund to vote the proxy for the person listed above for the Fund. The nominee has indicated he will serve if re-elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board. Subject to the provisions of the Fund’s Declaration, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, the Board of Trustees of the Fund consists of nine Trustees, seven of whom are Independent Trustees. An Independent Trustee serves as Chair of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chair of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established six standing Committees to facilitate oversight of the management of the Fund: the Audit Oversight Committee, the Nominating Committee, the Valuation Oversight Committee, the Compensation Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties. In addition, the Performance Committee consists of all the Trustees.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios overseen by the Board that are advised by the Manager or have an investment adviser that is an affiliated person of the Manager (the “Fund Complex”), the variety of asset classes those portfolios include, the assets of the Fund and the other portfolios overseen by the Board in the Fund Complex and the management and other service arrangements of the Fund and such other portfolios. The Board also believes that its structure, including the presence of two Trustees who are executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight — The Fund has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Fund’s other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with the Fund’s activities. The Board oversees the performance of these functions by the Manager and the Fund’s other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Fund or their delegates to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of the Manager maintaining vigorous risk-management programs and procedures with respect to the Fund.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information Regarding Trustees and Nominee.

The following table provides information concerning the Trustees/Nominee of the Fund.

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Hans W. Kertess 1939 Class I	Trustee, Nominee	Since 2002	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Deborah A. DeCotis 1952 Class II	Chair of the Trustees, Trustee	Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Bradford K. Gallagher 1944 Class III	Trustee	Since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
James A. Jacobson 1945 Class II	Trustee	Since 2009	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	92	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

William B. Ogden, IV 1945 Class III	Trustee	Since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953 Class I	Trustee	Since 2010	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Sarah E. Cogan** 1956 Class II	Trustee	Since 2019	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	91	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years

Interested Trustees/Nominees
John C. Maney*** 1959 650 Newport Center Drive, Newport Beach, CA 92660 Class I	Trustee	Since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
David N. Fisher**** 1968 650 Newport Center Drive, Newport Beach, CA 92660 Class III	Trustee	Since 2019	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	27	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
**	Ms. Cogan was appointed as a Trustee of the Fund by the Board effective January 1, 2019, and will stand for election by shareholders of the Fund at the Fund’s next annual meeting of shareholders.
***	Mr. Maney is an Interested Trustee of the Fund due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.
***

Mr. Fisher was appointed as a Trustee of the Fund by the Board effective January 1, 2019, and will stand for election by shareholders of the Fund at the Fund’s next annual meeting of shareholders. Mr. Fisher is an Interested Trustee of the Fund due to his affiliation with PIMCO and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and nominee of the Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Fund.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Hans W. Kertess	None	Over $100,000
Deborah A. DeCotis	None	Over $100,000
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport	$10,001 - $50,000	Over $100,000
Sarah E. Cogan	None	None

Interested Trustees/Nominees
David N. Fisher	None	Over $100,000
John C. Maney	None	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Fund, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Compensation. Each of the Independent Trustees (with the exception of Ms. Cogan) also serves as a trustee of PCM Fund, Inc., PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Dynamic Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global

StocksPLUS®& Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Income Opportunity Fund, PIMCO Corporate & Income Opportunity Fund, and PIMCO Energy and Tactical Credit Opportunities Fund, each a closed-end fund for which the Manager serves as investment manager (together with the Fund, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company that is operated as an “interval fund” for which the Manager serves as investment manager (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust (“PMAT”), an open-end management investment company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). Ms. Cogan serves as a trustee of each PIMCO-Managed Fund except PIMCO Energy and Tactical Credit Opportunities Fund.

In addition, each of the Independent Trustees also serves as a trustee of AllianzGI Diversified Income & Convertible Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Convertible & Income 2024 Target Term Fund, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Independent Trustees receive separate compensation from the Allianz-Managed Funds in addition to amounts received for service on the Boards of the PIMCO-Managed Funds.

As indicated below, certain of the officers of the Fund are affiliated with the Manager.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chair of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chair receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among PMAT, the PIMCO Interval Funds and the PIMCO Closed-End Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Fund has no employees. The Fund’s officers, Mr. Fisher and Mr. Maney are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and nominees for the fiscal year ended July 31, 2018. For the calendar year ended December 31, 2018, the Trustees received the compensation set forth in the table below for serving as Trustees of the Fund and other funds in the same Fund Complex as the Fund. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Fund. Ms. Cogan and Mr. Fisher are not included in the table below because they were appointed to the Board effective January 1, 2019 and thus did not serve on the Board as of either July 31, 2018 or December 31, 2018. Neither Ms. Cogan nor Mr. Fisher had received any compensation from the Fund or the Fund Complex for service as Trustee of the Fund as of July 31, 2018 or December 31, 2018.1

Compensation Table

Name of Trustee/ Nominees	Aggregate Compensation from the Fund for the Fiscal Year Ended July 31, 2018
Independent Trustee/Nominee
Hans W. Kertess	$12,728
Bradford K. Gallagher	$9,546
James A. Jacobson	$11,668
William B. Ogden, IV	$9,546
Alan Rappaport	$9,546
Deborah A. DeCotis	$9,546
Interested Trustee/Nominee
John C. Maney**	$0
Craig A. Dawson**,***	$0

[1]

Simpson Thacher & Bartlett LLP, the law firm of which Ms. Cogan is Of Counsel and of which she previously was a Partner, received fees from the Fund and from the Fund Complex for serving as counsel to the Independent Trustees of the PIMCO-Managed Funds and the Allianz-Managed Funds during both the Fund’s fiscal years ended July 31, 2017 and July 31, 2018 and the calendar years ended December 31, 2017 and December 31, 2018.

Name of Trustee/ Nominees	Total Compensation from the Fund and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2018*
Independent Trustee/Nominee
Hans W. Kertess	$535,000
Bradford K. Gallagher	$460,000
James A. Jacobson	$535,000
William B. Ogden, IV	$465,000
Alan Rappaport	$470,000
Deborah A. DeCotis	$470,000
Interested Trustee/Nominee
John C. Maney**	$0
Craig A. Dawson**,***	$0

*

In addition to the PIMCO-Managed Funds, which are advised by the Manager, during each Fund’s most recently completed calendar year, all of the Trustees (other than Ms. Cogan and Messrs. Fisher, Dawson and Maney) served as trustees of the Allianz-Managed Funds, which are managed by AllianzGI U.S., an affiliate of PIMCO. The Allianz-Managed Funds and the PIMCO-Managed Funds are considered to be in the same “Fund Complex.” Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport currently serve as trustee or director of 92 funds in the Fund Complex. Ms. Cogan was appointed to the Board of each PIMCO-Managed Fund with the exception of PIMCO Energy and Tactical Credit Opportunities Fund and the Board of each Allianz-Managed Fund effective January 1, 2019 and currently serves as trustee or director of 91 funds in the Fund Complex. Mr. Maney currently serves as trustee or director of 28 funds in the Fund Complex and Mr. Fisher currently serves as trustee or director of 27 funds in the Fund Complex. For the calendar year ended December 31, 2018, amounts received by the Trustees from PIMCO-Managed Funds were: for Mr. Kertess, $300,000; for Mr. Jacobson, $275,000; for each of Messrs. Gallagher, Ogden, Rappaport and Ms. DeCotis, $225,000. These amounts are included in the Fund Complex totals in the table above.

**	Neither Mr. Dawson nor Mr. Maney receives compensation from the Funds.
***	Mr. Dawson resigned from the Board effective December 31, 2018.

Trustee Qualifications — The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee, with the exception of Mr. Fisher and Ms. Cogan, has served in such role for several years. Mr. Fisher is a Managing Director and

Head of Traditional Product Strategies at PIMCO and Ms. Cogan is Of Counsel, and formerly served as a Partner, at the law firm of Simpson Thacher & Bartlett LLP, which served as counsel to the Independent Trustees of the Fund from its inception in 2001 until December 31, 2018. Accordingly, each Trustee is knowledgeable about the Fund’s business and service provider arrangements and, with the exception of Ms. Cogan and Mr. Fisher, has also served for several years as trustee or director to a number of other investment companies advised by the Manager and/or its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Fund. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Sarah E. Cogan — Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the Fund and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

David N. Fisher — Mr. Fisher has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director and Head of Traditional Product Strategies at PIMCO. In this role, he oversees teams of product strategists covering core and non-core fixed income strategies as well as the firm’s suite of equity strategies. Prior to taking on this position, Mr. Fisher was a Global Bond Strategist at PIMCO and has managed PIMCO’s Total Return Strategy since 2014. Because of his familiarity with PIMCO and its affiliates, Mr. Fisher serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Fund with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Fund with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with Allianz Asset Management of America L.P., PIMCO’s U.S. parent company.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America, as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

Board Committees and Meetings.

Audit Oversight Committee. The Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Mses. DeCotis and Cogan, each of whom is an Independent Trustee. Mr. Jacobson serves as Chair of the Fund’s Audit Oversight Committee. The Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm. Each member of the Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of the Fund are listed.

The Board has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for the Fund, as amended through December 13, 2018, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of the Fund, dated September 25, 2018, is attached to this Proxy Statement as Exhibit C.

Nominating Committee. The Board of the Fund has established a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Mses. DeCotis and Cogan. Ms. DeCotis serves as Chair of the Fund’s Nominating Committee. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Nominating Committee of the Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Each member of the Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of the Fund are listed.

Qualifications, Evaluation and Identification of Trustees/Nominees. The Nominating Committee of the Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) shareholders of the Fund, and (v) any other source the Committee deems to be appropriate. The Nominating Committee of the Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of the Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds,” which are set forth as Appendix B to the Fund’s Nominating Committee Charter, attached to this Proxy Statement as Exhibit B. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for the Fund, which is attached to this Proxy Statement as Exhibit B for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.

Valuation Oversight Committee. The Board of the Fund has established a Valuation Oversight Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Mses. DeCotis and Cogan. Mr. Ogden serves as Chair of the Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of the Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee of the Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Fund’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Compensation Committee. The Board of the Fund has established a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Mses. DeCotis and Cogan. Ms. DeCotis serves as

Chair of the Fund’s Compensation Committee. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager or any entity controlling, controlled by or under common control with the Manager.

Contracts Committee. The Board of the Fund has established a Contracts Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Mses. DeCotis and Cogan. Effective January 1, 2019, Ms. Cogan serves as Chair of the Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Fund’s investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of the Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable.

Performance Committee. The Board has established a Performance Committee, which consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport, Maney and Fisher and Mses. DeCotis and Cogan. Mr. Rappaport serves as Chair of the Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Fund and any changes in investment philosophy, approach and personnel of the Manager. The Performance Committee was established on March 23, 2017 to handle these responsibilities that had been performed to date by the full Board and held its initial meeting in September 2017.

Meetings. During the fiscal year ended July 31, 2018, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session six times, the Nominating Committee met in separate session once, the Valuation Oversight Committee met in separate session four times, the Compensation Committee met in separate session once, the Contracts Committee met in separate session four times and the Performance Committee met in separate session three times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for the Fund that were held during the fiscal year ended July 31, 2018.

The Trustees generally do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of the Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Wu-Kwan Kit, Vice President, Senior Counsel and Secretary, Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The Secretary of the Fund or her designee is responsible for reviewing properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. The Fund’s Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund during the most recently concluded fiscal year, the Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during the Fund’s fiscal year.

Required Vote. The re-election of Mr. Kertess to the Board of Trustees of the Fund will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the Fund cast in the re-election of the Trustee at the Meeting, in person or by proxy. The requirement for “the affirmative vote of a plurality of the votes… cast” means, assuming that a quorum is present, that the nominee who receives the largest number of votes of the Preferred Shares cast in person or by proxy at the Meeting (even if he or she receives less than a majority) will be elected or re-elected, as applicable, as a Trustee.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR THE FUND.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers of the Fund hold office at the pleasure of the Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Fund who are principals, officers, members or employees of the Manager are not compensated by the Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President	Since 2014	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Keisha Audain-Pressley[2] 1975	Chief Compliance Officer	Since 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua D. Ratner[2] 1976	Chief Legal Officer	Since 2014	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[1] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker[1] 1974	Treasurer	Since 2017	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller[2] 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board, the Manager is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of the Fund’s Board and the full Board of the Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending July 31, 2019. PwC served as the independent registered public accounting firm of the Fund for the fiscal year ended July 31, 2018 and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York,

New York 10017. The Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. The Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, the Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, the Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PCN	July 31, 2018	$62,422
	July 31, 2017	$45,627

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Fund), if applicable. The table below shows, for the Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund.

Fund	Fiscal Year Ended	Audit-Related Fees
PCN	July 31, 2018	$18,000
	July 31, 2017	$18,000

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Fund’s Accounting Affiliates for tax-related services related directly to the operation and financial reporting of the Fund.

Fund	Fiscal Year Ended	Tax Fees
PCN	July 31, 2018	$0
	July 31, 2017	$0

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during the Fund’s last two fiscal years as reflected below, for services rendered to the Fund and the Fund’s Accounting Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees†
PCN	July 31, 2018	$18,000	$7,397,858	$7,415,858
	July 31, 2017	$18,000	$8,531,028	$8,549,028

†	Includes the sum of the Aggregate Non-Audit Fees for the Fund and the Non-Audit Fees for Accounting Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to the Fund, or to PIMCO with respect to the Fund, for the most recently completed fiscal year ended July 31, 2018 attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

PCN (Fiscal Year Ended July 31, 2018)
Audit Fees	$62,422
Audit-Related Fees	$18,000
Tax Compliance/Tax Return Preparation Fees	$0
All Other Fees	$0
Percentage of Total Fees attributable to All Other Fees	0%

The Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, the Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at such Meeting. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for the Fund will require the affirmative vote of a plurality of the Preferred Shares of the Fund entitled to vote thereon and present in person or represented by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will not be counted towards the achievement of a plurality of votes cast for a nominee.

Reports to Shareholders. The Annual Report to Shareholders for the Fund’s most recently completed fiscal year was mailed on or about October 5, 2018.

Additional copies of the Fund’s Annual Report and Semi-Annual Report may be obtained without charge from the Fund by calling 1-(844)-337-4626 or by visiting the Fund’s website at pimco.com/closedendfunds.

Shareholder Proposals for the Annual Meeting held during the 2018-2019 Fiscal Year. It is currently anticipated that the Fund’s next annual meeting of

Shareholders after the Meeting addressed in this Proxy Statement will be held in April 2019. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must have been received by the Fund no later than November 12, 2018 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for the Fund intended to be presented at the annual meeting held during the 2018-2019 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. The Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the April 27 anniversary of this year’s annual meeting, such proposals must be received no earlier than January 11, 2019 and no later than January 26, 2019. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

January 8, 2019

Exhibit A to Proxy Statement

PIMCO Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through December 13, 2018)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co- chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review and approve the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of December 13, 2018)

PCM FUND, INC. (PCM)

PIMCO MUNICIPAL INCOME (PMF)

PIMCO MUNICIPAL INCOME II (PML)

PIMCO MUNICIPAL INCOME III (PMX)

PIMCO CALIFORNIA MUNICIPAL INCOME (PCQ)

PIMCO CALIFORNIA MUNICIPAL INCOME II (PCK)

PIMCO CALIFORNIA MUNICIPAL INCOME III (PZC)

PIMCO NEW YORK MUNICIPAL INCOME (PNF)

PIMCO NEW YORK MUNICIPAL INCOME II (PNI)

PIMCO NEW YORK MUNICIPAL INCOME III (PYN)

PIMCO CORPORATE AND INCOME STRATEGY (PCN)

PIMCO CORPORATE AND INCOME OPPORTUNITY (PTY)

PIMCO HIGH INCOME (PHK)

PIMCO INCOME STRATEGY (PFL)

PIMCO INCOME STRATEGY II (PFN)

PIMCO INCOME OPPORTUNITY (PKO)

PIMCO GLOBAL STOCKSPLUS & INCOME (PGP)

PIMCO STRATEGIC INCOME FUND, INC. (RCS)

PIMCO DYNAMIC INCOME (PDI)

PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND (PCI)

PIMCO ENERGY & TACTICAL CREDIT OPPORTUNITIES FUND (NRGX)

Exhibit B to Proxy Statement

Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

PIMCO Sponsored Interval Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

PIMCO Corporate & Income Strategy Fund (PCN or the “Fund”)

Dated September 25, 2018

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended July 31, 2018 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended July 31, 2018. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and, to the extent applicable with respect to the Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Fund’s

C-1

investment manager and any entity controlling, controlled by or under common control with PIMCO that provided services to the Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended July 31, 2018 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2019.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

C-2

CEF_PROXY_021919

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO CORPORATE & INCOME STRATEGY FUND – PREFERRED SHARES

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 8, 2019

The undersigned holder of preferred shares of PIMCO Corporate & Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on February 8, 2019 beginning at 10:00 A.M Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and accompanying Proxy Statement dated January 8, 2019. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 8, 2019. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended July 31, 2018 for PIMCO Corporate & Income Strategy Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO CORPORATE & INCOME STRATEGY FUND – PREFERRED SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustee — The Board of Trustees urges you to vote FOR the election of the Nominee.

1.	Nominees:

	(01) Hans W. Kertess	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR PROXY CARDS IF YOU RECEIVED MORE THAN ONE CARD DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]